                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       AIM SELECT REAL ESTATE INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

                       AIM SELECT REAL ESTATE INCOME FUND
               11 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2006

     We cordially invite you to attend our 2006 Annual Meeting of Shareholders (the "Meeting") to:

          1. Elect five (5) trustees to the Board of Trustees of AIM Select Real Estate Income Fund (the "Fund"), to serve for a term of three years, and until their successors are elected and qualified.

          2. Ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent registered public accountants of the Fund for its fiscal year ending December 31, 2006.

          3. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     We are holding the Meeting on May 9, 2006 at 3:00 p.m., Central Time, at the Fund's offices located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

     The holders of the Fund's Auction Rate Preferred Shares will have equal voting rights with the holders of the Fund's Common Shares (that is, one vote per share), and will vote together with the holders of Common Shares as a single class on the proposal to elect trustees, the proposal to ratify the independent registered public accountants, and other business as may properly come before the Meeting or any adjournment or postponement thereof.

     We request that you execute and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Board of Trustees of the Fund. Your vote is important for the purpose of ensuring a quorum at the meeting. You may revoke your proxy at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Fund, or by voting in person at the Meeting. Only shareholders of record on March 24, 2006, will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.

                                       /s/ John M. Zerr
                                       John M. Zerr
                                       Secretary

Houston, Texas
April 4, 2006

                             YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                       AIM SELECT REAL ESTATE INCOME FUND

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2006

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Trustees (the "Board") of AIM Select Real Estate Income Fund (the "Fund") is soliciting your proxy to vote at the 2006 annual meeting of shareholders and at any adjournments or postponements of the annual meeting (collectively, the "Meeting"). This Proxy Statement gives you information about the business to be conducted at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card are first being sent on or about April 4, 2006, to all shareholders entitled to vote. Shareholders of record of the Fund's Auction Rate Preferred Shares, liquidation preference $25,000 per share (the "Preferred Shares"), and the Fund's common shares (the "Common Shares") as of the close of business on March 24, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 39,770,296 Common Shares and 8,200 Preferred Shares outstanding. The Common Shares and the Preferred Shares are collectively referred to as the "Shares." We know of no beneficial owner of more than 5% of either class of the Shares.

     The holders of the Preferred Shares will have equal voting rights with the holders of the Common Shares (that is, one vote per share), and will vote together with the holders of Common Shares as a single class on the proposal to elect trustees, the proposal to ratify the independent registered public accountants, and other business as may properly come before the Meeting.

WHEN AND WHERE WILL THE MEETING BE HELD

     We are holding the Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on May 9, 2006, 3:00 p.m., Central Time.

HOW DO I RECEIVE AN ANNUAL REPORT

     We have previously sent to shareholders the annual report for the Fund, including financial statements for the fiscal year ended December 31, 2005. The financial statements should be read in conjunction with the disclosure included in this Proxy Statement under the heading "Settled Enforcement Actions and Pending Litigation." If you have not received such report or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 952-3502. We will furnish such report free of charge.

     Please note that one copy of the annual report and this proxy statement will be delivered to every member of your household that is a shareholder of the Fund. To request that your household receive only a single copy if multiple copies are delivered, contact AIM Investment Services, Inc. at the address and telephone number set forth above.

WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE MEETING

     The following table summarizes each proposal to be presented at the Meeting and the page number of this proxy statement where you may find a description of the proposal:

     PROPOSAL                                  PAGE NUMBER
     --------                                  -----------
1.   Electing trustees.......................       3
2.   Ratifying the Audit Committee's
     Appointment of PricewaterhouseCoopers
     LLP as independent registered public
     accountants.............................      16

     The Board of Trustees, including all of the independent trustees, recommend that you vote FOR both Proposals.

HOW DO I VOTE MY SHARES

     You may vote your shares on the above proposals either in person (by attending the Meeting), or by proxy. If you are the record owner of your shares, then you may also vote by telephone or via the Internet. If your broker holds your shares, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Please see "Additional Information on Voting" on page 18 below for a full discussion of how to vote your shares.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

WHAT IS THE PROPOSAL

     The Board is divided into three classes for purposes of election. Shareholders elect trustees in one class at each annual meeting of shareholders. Trustees in each class serve for a three-year term and until his or her successor is elected and qualified. Classifying the Board for election may be regarded as an "anti-takeover provision" because it has the effect of maintaining the continuity of the Board and requiring at least two years to change a majority of the Board.

     The Board currently consists of fourteen (14) persons. Twelve (12) of the trustees are "independent," meaning they are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Two (2) of the trustees are "interested persons" because of their business and financial relationships with the Fund and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and/or AIM's parent, AMVESCAP PLC ("AMVESCAP").

     At the Meeting, the terms of six (6) trustees are expiring. The Fund's Governance Committee (which consists solely of independent trustees) has approved the nomination of five (5) of the six (6) independent trustees whose terms are expiring in 2006, as set forth below, to serve for terms that expire in 2009 and until his or her successor is elected and qualified. Edward K. Dunn, a current trustee whose term is expiring in 2006, retired effective as of March 31, 2006 and therefore is not running for re-election. Other trustees are not up for election this year and will continue in office the remainder of their terms. Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, the persons named as proxy will vote for another nominee proposed by the Board.

     Each trustee (including the nominees) serves as a trustee of the 19 registered investment companies, consisting of a total of 110 portfolios, that make up the AIM Fund complex. The business address of each trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

WHO ARE THE NOMINEES FOR TRUSTEES

  NOMINEES WHO ARE INDEPENDENT TRUSTEES

                                TRUSTEE   PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH           SINCE             PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------          -------   -------------------------------  --------------------------
Bob R. Baker -- 1936             2004     Retired                          None

Frank S. Bayley -- 1939          2002     Retired                          Badgley Funds, Inc.
                                          Formerly: Partner, law firm of   (registered investment
                                          Baker & McKenzie                 company) (2 portfolios)

Prema Mathai-Davis -- 1950       2002     Formerly: Chief Executive        None
                                          Officer, YWCA of the USA

Lewis F. Pennock -- 1942         2002     Partner, law firm of Pennock &   None
                                          Cooper

Larry Soll, Ph.D -- 1942         2004     Retired                          None

WHAT IS THE REQUIRED VOTE

     Trustees are elected by a plurality vote of the Shares, cast at the Meeting, meaning that the trustee nominee with the most affirmative votes for a particular Board seat is elected for such Board seat. Because only one person has been nominated for each Board seat, and this election is not being contested, as long as each nominee receives a vote, he or she will be elected trustee. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" these five nominees.

WHO ARE THE FUND'S OTHER TRUSTEES

     Information about the Fund's other trustees is presented below.

  CONTINUING INDEPENDENT TRUSTEES

                                TRUSTEE      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH           SINCE         DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------          -------      -----------------------     --------------------------
Bruce L. Crockett(1)(2) --       2002     Chairman, Crockett Technology  ACE Limited (insurance
 1946                                     Associates (technology         company); and Captaris,
                                          consulting company)            Inc. (unified messaging
                                                                         provider)

James T. Bunch(2) -- 1944        2004     Founder, Green, Manning &      None
                                          Bunch Ltd., (investment
                                          banking firm); and Director,
                                          Policy Studies, Inc., and Van
                                          Gilder Insurance Corporation

Albert R. Dowden(3) -- 1941      2002     Director of a number of        None
                                          public and private business
                                          corporations, including the
                                          Boss Group, Ltd. (private
                                          investment and management);
                                          Cortland Trust, Inc.
                                          (Chairman) (registered
                                          investment company) (3
                                          portfolios); Annuity and Life
                                          Re (Holdings), Ltd.
                                          (insurance company);
                                          CompuDyne Corporation
                                          (provider of products and
                                          services to public security
                                          market); and Homeowners of
                                          America Holding Corporation
                                          (property and casualty
                                          insurance company)

                                          Formerly: Director, President
                                          and Chief Executive Officer,
                                          Volvo Group North America,
                                          Inc.; Senior Vice President,
                                          AB Volvo; Director of various
                                          affiliated Volvo companies;
                                          and Director Magellan
                                          Insurance Company

Jack M. Fields(2) -- 1952        2002     Chief Executive Officer,       Administaff; and Discovery
                                          Twenty First Century Group,    Global Education Fund
                                          Inc. (government affairs       (non-profit)
                                          company) and Owner, Dos
                                          Angelos Ranch, L.P.
                                          Formerly: Texana Timber LP
                                          (sustainable forestry
                                          company)

Carl Frischling(3) -- 1937       2002     Partner, law firm of Kramer    Cortland Trust, Inc.
                                          Levin Naftalis and Frankel     (registered investment
                                          LLP                            company) (3 portfolios)

Ruth H. Quigley(2) -- 1935       2002     Retired                        None

Raymond Stickel, Jr.(2) --       2005     Retired                        Director, MainStay
 1944                                     Formerly:                      VP Series Funds, Inc.
                                          Partner, Deloitte & Touche     (21 portfolios)

---------------

(1) Chair of the Board of Trustees.

(2) Term as trustee will expire in 2007.

(3) Term as trustee will expire in 2008.

  CONTINUING TRUSTEES WHO ARE INTERESTED PERSONS

                        TRUSTEE      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH   SINCE         DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------  -------      -----------------------     --------------------------
Robert H.                2002     Director and Chairman, A I M   None
 Graham(1)(2) -- 1946             Management Group Inc.
                                  (financial services holding
                                  company); Director and Vice
                                  Chairman, AMVESCAP PLC; and
                                  Chairman, AMVESCAP PLC -- AIM
                                  Division (parent of AIM and a
                                  global investment management
                                  firm); and Trustee,
                                  President, Vice Chair and
                                  Principal Executive Officer
                                  of the AIM Family of Funds
                                  Formerly: President and Chief
                                  Executive Officer, A I M
                                  Management Group Inc.;
                                  Director, Chairman and
                                  President, A I M Advisors,
                                  Inc. (registered investment
                                  advisor); Director and
                                  Chairman, A I M Capital
                                  Management, Inc. (registered
                                  investment advisor), A I M
                                  Distributors, Inc.
                                  (registered broker dealer),
                                  AIM Investment Services, Inc.
                                  (registered transfer agent),
                                  and Fund Management Company
                                  (registered broker dealer);
                                  Chief Executive Officer,
                                  AMVESCAP PLC -- Managed
                                  Products

---------------

(1) Mr. Graham is considered an interested person of the Fund because he is a director of AMVESCAP PLC, parent of AIM, the Fund's advisor.

(2) Term as trustee will expire in 2008.

Mark H.                  2003     Director, President and Chief  None
 Williamson(1)(2) --              Executive Officer, A I M
 1952.................            Management Group Inc.
                                  (financial services holding
                                  company); Director and
                                  President, A I M Advisors,
                                  Inc. (registered investment
                                  advisor); Director, A I M
                                  Capital Management, Inc.
                                  (registered investment
                                  advisor) and A I M
                                  Distributors, Inc.
                                  (registered broker dealer);
                                  Director and Chairman, AIM
                                  Investment Services, Inc.
                                  (registered transfer agent),
                                  Fund Management Company
                                  (registered broker dealer)
                                  and INVESCO Distributors,
                                  Inc. (registered broker
                                  dealer); Chief Executive
                                  Officer, AMVESCAP PLC -- AIM
                                  Division (parent of AIM and a
                                  global investment management
                                  firm); and Trustee and
                                  Executive Vice President of
                                  the AIM Family of Funds.
                                  Formerly: Director, Chairman,
                                  President and Chief Executive
                                  Officer, INVESCO Funds Group,
                                  Inc.; President and Chief
                                  Executive Officer, INVESCO
                                  Distributors, Inc.; Chief
                                  Executive Officer, AMVESCAP
                                  PLC -- Managed Products; and
                                  Chairman, A I M Advisors,
                                  Inc.

---------------

(1) Mr. Williamson is considered an interested person of the Fund because he is an officer and a director of AIM, the Fund's advisor.

(2) Term as trustee will expire in 2008.

WHAT ARE THE COMMITTEES OF THE BOARD

     The Board has five standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, and a Valuation Committee.

  AUDIT COMMITTEE

     The Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, the Audit Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The members of the Fund's Audit Committee are Messrs. Bunch, Pennock, Stickel (Chair), Dr. Soll, Dr. Mathai-Davis and Miss Quigley (Vice Chair). All such members meet the independence requirements of the New York Stock Exchange's ("NYSE") listing standards pertaining to closed-end funds.

     In accordance with its charter, which is attached as Appendix I, the Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance; (ii) appoint independent registered public accountants for the Fund; (iii) pre-approve all audit and permissible non-audit services that are provided to the Fund by its independent registered public accountants, to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent registered public accountants to the Fund's investment advisor and certain other affiliated entities; (v) oversee the financial reporting process for the Fund; (vi) prepare an audit committee report for inclusion in the Fund's annual proxy statement, to the extent required by Regulation 14A under the Exchange Act; (vii) assist the Board's oversight of the performance of the Fund's internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Fund's financial statements; and (ix) assist the Board's oversight of the Fund's compliance with legal and regulatory requirements. The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Settled Enforcement Actions and Pending Litigation."

  AUDIT COMMITTEE REPORT

     The Audit Committee reviewed and discussed the Fund's audited financial statements with its independent registered public accountants, PricewaterhouseCoopers LLP ("PwC"), and Fund management. The Audit Committee has discussed with PwC the matters required to be discussed by the Statement on Auditing Standards 61. The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 disclosing all relationships between PwC and its related entities and the Fund. The Audit Committee also discussed with PwC their independence from the Fund.

     Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005.

                                       James T. Bunch
                                       Edward K. Dunn, Jr., Former Chair*
                                       Dr. Prema Mathai-Davis
                                       Lewis F. Pennock
                                       Ruth H. Quigley, Vice Chair
                                       Raymond Stickel, Jr., Current Chair
                                       Dr. Larry Soll

* Mr. Dunn retired as a trustee of the Fund effective as of March 31, 2006.

  COMPLIANCE COMMITTEE

     The members of the Compliance Committee are Messrs. Bayley, Crockett (Chair), Dowden (Vice Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer;
(ii) recommending to the independent trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Fund's Chief Compliance Officer; (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures; (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (x) reviewing all reports made by AIM's Chief Compliance

Officer; (xi) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP that are applicable to the Fund or its service providers; and (xiii) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.

  GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The members of the Fund's Governance Committee are Messrs. Baker, Bayley, Crockett, Dowden (Chair) and Fields (Vice Chair).

     The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Fund that are called to vote on the election of trustees, (b) appointment by the Board as trustees of the Fund in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Fund's Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees of the Fund; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     Evaluation by the Governance Committee of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance
Committee: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Fund; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committee of the Fund, that the person: (a) is free of any material relationship with the Fund (other than as a shareholder of the Fund), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Fund,
(b) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the NYSE listing standards and in any rules promulgated by the Securities and Exchange Commission ("SEC") that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (c) meets the director independence requirements for serving on audit committees as set forth from time to time in the NYSE listing standards, and as set forth in rules promulgated by the SEC under the Exchange Act that are applicable to investment companies whose shares are listed for trading on a national securities exchange; (v) that the person can make a positive contribution to the Board and the Fund, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

     Notice procedures set forth in the Fund's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at the 2007 Annual Meeting of Shareholders must submit to the Secretary of the Fund the nomination in writing not later than the close of business on

February 8, 2007, and not earlier than the close of business on January 9, 2007. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee: all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
(a) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner; and (b) the number of shares of each class of the Fund which are owned of record or beneficially by such shareholder and such beneficial owner.

     A current copy of the Governance Committee's Charter is not available on the Fund's website, but is set forth in Appendix II.

  INVESTMENTS COMMITTEE

     The members of the Fund's Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Frischling, Graham, Pennock, Soll, Stickel, Williamson, Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as the Fund's sub-advisor; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Fund, and recommend what action the full Board and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     The Investments Committee has established three Sub-Committees to oversee the funds advised by AIM (the "AIM Funds"). Investments Sub-Committee II oversees the Fund (the "Fund's Sub-Committee"). The Fund's Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the Fund, unless the Investments Committee takes such action directly; (ii) reviewing with the Fund's portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Fund; (iii) evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Fund, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statement, if any, and periodic shareholder reports for the

Fund; and (v) such other investment-related matters as the Investments Committee may delegate to the Fund's Sub-Committee from time to time.

  VALUATION COMMITTEE

     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll and Williamson and Miss Quigley (Chair). The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Fund and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board.

HOW OFTEN DID THE BOARD AND ITS COMMITTEES MEET

     During the fiscal year ended December 31, 2005, the Board met nine times, the Audit Committee met seven times, the Compliance Committee met seven times, the Governance Committee met seven times, the Investments Committee met seven times and the Valuation Committee met three times. All of the trustees then serving attended at least 75% of the meetings of the Board and applicable committees during the most recent fiscal year. The Fund's policy regarding Board member attendance at annual meetings of shareholders is that trustees are encouraged, but not required to attend such annual meetings. Fifteen of the fifteen trustees then serving attended the Fund's 2005 annual meeting of shareholders.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARD

     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, Senior Vice President, Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046, (713) 214-1904,
ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Manager of Corporate Secretarial Services of A I M Management Group Inc. (the "CSS Manager") who shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.

     Copies of all shareholder communications will also be distributed to the Chairs of the Fund's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the Fund and to counsel for the independent trustees of the Fund. Counsel for the Fund, upon receipt of its copy of a shareholder communication, shall work with such Committee Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Fund, working with the Chairs and counsel for the independent trustees.

WHAT ARE TRUSTEES PAID FOR THEIR SERVICES

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each trustee of the Fund who was not affiliated with AIM during the year ended December 31, 2005, is set forth in Exhibit A.

DO THE TRUSTEES HAVE A RETIREMENT PLAN

     The trustees have adopted a retirement plan for the trustees of the Fund who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Fund and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund for such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of benefits does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to receive retirement benefits prior to age 72, subject to a reduction for early payment.

DO ANY TRUSTEES HAVE DEFERRED COMPENSATION AGREEMENTS

     Messrs. Crockett, Fields, Frischling and Soll, and Dunn and Louis Sklar (former trustees), and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agree-ments"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account and deemed to be invested in one or more of the AIM Funds selected by the Deferring Trustees. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

                                   PROPOSAL 2

                RATIFICATION OF AUDIT COMMITTEE'S APPOINTMENT OF
                   INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

WHAT IS THE PROPOSAL

     Although not required to do so, the Board seeks your ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP ("PwC") as the Fund's independent registered public accountants for the fiscal year ending December 31, 2006. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will review its appointment of PwC. A representative of PwC is expected to be available at the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee has considered whether the provision of the services below is compatible with maintaining PwC's independence. A copy of the Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures adopted by the Fund's Audit Committee is as set forth in Appendix III.

     The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Settled Enforcement Actions Inquiries and Pending Litigation."

WHAT DID PWC BILL THE FUND, AIM AND AIM'S AFFILIATES

     PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

                                               PERCENTAGE OF FEES                            PERCENTAGE OF FEES
                                              BILLED APPLICABLE TO                          BILLED APPLICABLE TO
                                               NON-AUDIT SERVICES                            NON-AUDIT SERVICES
                                                PROVIDED IN 2005                              PROVIDED IN 2004
                         FEES BILLED FOR       PURSUANT TO WAIVER      FEES BILLED FOR       PURSUANT TO WAIVER
                       SERVICES RENDERED TO     OF PRE-APPROVAL      SERVICES RENDERED TO     OF PRE-APPROVAL
                         THE FUND IN 2005        REQUIREMENT(1)        THE FUND IN 2004        REQUIREMENT(1)
                       --------------------   --------------------   --------------------   --------------------
Audit Fees                   $40,924                  N/A                  $42,832                  N/A
Audit-Related Fees(2)        $ 8,000                   0%                  $     0                   0%
Tax Fees(3)                  $ 9,232                   0%                  $ 8,792                   0%
All Other Fees               $     0                   0%                  $     0                   0%
                             -------                                       -------
Total Fees                   $58,156                                       $51,624

PwC billed the Fund aggregate non-audit fees of $17,232 for the fiscal year ended 2005, and $8,792 for the fiscal year ended 2004, for non-audit services rendered to the Fund.

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Fund at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Fund to PwC during a fiscal year, and (iii) such services are promptly approved by the Fund's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related Fees for the fiscal year ended December 31, 2005 includes fees billed for completing agreed-upon procedures in connection with reports filed with rating agencies.

(3) Tax Fees for the fiscal years ended December 31, 2005 and December 31, 2004 includes fees billed for reviewing tax returns.

     PwC did not bill any fees for non-audit services to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Fund for the last two fiscal years ended December 31, 2005 and December 31, 2004.

WHAT IS THE REQUIRED VOTE

     The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of the independent registered public accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" Proposal 2.

                        ADDITIONAL INFORMATION ON VOTING

HOW DO I VOTE BY PROXY

     Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your proxy (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

     - FOR the election of all five nominees for trustee.

     - FOR ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent registered public accountants for 2006.

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending us another properly completed proxy card with a later date or by notifying the Fund's Secretary (in writing to the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting) that you have revoked such authorization. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE IN PERSON

     If you do attend the Meeting and wish to vote in person, we will provide you a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee which states that you were the beneficial owner of a specified number of shares on the Record Date and which authorizes you to vote such shares. Please call the Fund at (800) 952-3502 if you plan to attend the Meeting in person.

WHAT IS THE QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for the Proposals if shareholders entitled to vote one-third of all Shares issued and outstanding on the Record Date are present at the Meeting in person or represented by proxy. Broker non-votes, if any, and abstentions will count as present for establishing a quorum. Please see "Can My Broker Vote My Shares for Me" below for a discussion of broker non-votes.

CAN MY BROKER VOTE MY SHARES FOR ME

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on all proposals even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the Proposals are considered routine, the Fund does not expect to receive any broker non-votes.

COULD THERE BE AN ADJOURNMENT OF THE MEETING

     If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. If a quorum is not present at the Meeting, any proposed adjournment will require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. If a quorum is present at the Meeting, any proposed adjournment will require the affirmative vote of one-third of the votes cast at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are required to vote FOR a Proposal FOR such an adjournment and will vote those proxies required to be voted AGAINST such Proposal AGAINST such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                             ADDITIONAL INFORMATION

WHO IS THE FUND'S INVESTMENT ADVISOR AND ADMINISTRATOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Fund's investment advisor and administrator.

WHO IS THE FUND'S SUB-ADVISOR

     INVESCO Institutional (N.A.), Inc., INVESCO Real Estate Group, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, Texas 75240, is the Fund's sub-advisor.

WHO ARE THE FUND'S OFFICERS

     Information regarding the Fund's officers is set forth in Exhibit B.

HOW MANY SHARES OF THE FUND DOES MANAGEMENT OWN

     Information regarding the ownership of shares of the Fund by trustees, nominees and executive officers of the Fund is set forth in Exhibit C.

DO TRUSTEES AND NOMINEES OWN SHARES OF THE FUND

     The dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2005, (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within The AIM Family of Funds(R) is set forth in Exhibit D.

HAVE REPORTING PERSONS COMPLIED WITH SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING

     Section 16(a) of the Exchange Act, and Section 30(h) of the 1940 Act, as applied to the Fund, require the trustees, AIM, affiliated persons (as defined in the 1940 Act) of AIM and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

     Based upon its review of the copies of all such filings received by it, the Fund believes that, during the fiscal year ended December 31, 2005, all filing requirements applicable to its Reporting Persons were met.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY

     The Fund will solicit proxies for the Meeting. The Fund expects to solicit proxies principally by mail, but the Fund may also solicit proxies by telephone, facsimile or personal interview. The Fund's officers will not receive any additional or special compensation for any such solicitation. The Fund will pay for the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Meeting of Shareholders, the enclosed proxy card and any further solicitation.

WILL ANY OTHER MATTERS BE VOTED ON AT THE MEETING

     Management does not know of any matters to be presented at the Meeting other than those discussed in this Proxy Statement. If any of the persons listed above is unavailable for election as a trustee, an event not now anticipated, or if any other matters properly come before the Meeting, the Shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL

     If you want us to consider including a shareholder proposal in the Fund's proxy statement for the 2007 Annual Meeting of Shareholders, we must receive it from you no later than December 5, 2006.

     If you want to bring any other business before the 2007 Annual Meeting of Shareholders, you must deliver a written notice to the Secretary of the Fund at the principal executive officers of the Fund, not later than the close of business February 8, 2007, and not earlier than the close of business January 9, 2007.

     The notice must set forth: (i) the other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (a) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner; and (b) the number of shares of each class of shares of the Fund, which are owned of record or beneficially by such shareholder and such beneficial owner.

     For a discussion of procedures that you must follow if you want to propose an individual for nomination as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 -- What are the Committees of the Board -- Governance Committee."

               SETTLED ENFORCEMENT ACTIONS AND PENDING LITIGATION

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

     Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against your Fund and the other AIM Funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits on the Fund's internet website under the heading "AIM Select Real Estate Income Fund -- Fund
Overview -- Settled Enforcement Actions and Pending Litigation" (http:/www.aiminvestments.com).

     As a result of the matters discussed above, investors in the Fund might react by selling their shares which could have an adverse effect on the market value of the Fund's shares.

                                   EXHIBIT A

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Fund who was not affiliated with AIM during the year ended December 31, 2005. Trustees of the Fund who are affiliated with AIM are not compensated by the Fund.

                                             RETIREMENT                             TOTAL
                                              BENEFITS      ESTIMATED ANNUAL     COMPENSATION
                            AGGREGATE        ACCRUED BY       BENEFITS UPON          FROM
                           COMPENSATION       ALL AIM        RETIREMENT FROM       ALL AIM
NAME OF TRUSTEE          FROM THE FUND(1)     FUNDS(2)      ALL AIM FUNDS(3)       FUNDS(4)
---------------          ----------------   ------------   -------------------   ------------
Bob R. Baker...........       $1,883          $200,136          $162,613           $213,750
Frank S. Bayley........        2,018           132,526           120,000            229,000
James T. Bunch.........        1,748           162,930           120,000            198,500
Bruce L. Crockett......        3,169            83,764           120,000            359,000
Albert R. Dowden.......        2,018           112,024           120,000            229,000
Edward K. Dunn,
 Jr.(5)................        2,018           141,485           120,000            229,000
Jack M. Fields.........        1,626            59,915           120,000            185,000
Carl Frischling(6).....        1,718            59,042           120,000            195,250
Gerald J. Lewis(5).....        1,748           162,930           114,375            198,500
Prema Mathai-Davis.....        1,883            69,131           120,000            213,750
Lewis F. Pennock.......        1,748            86,670           120,000            198,500
Ruth H. Quigley........        1,883           154,658           120,000            213,750
Larry Soll.............        1,748           201,483           138,990            198,500
Raymond Stickel,
 Jr.(7)................          485                 0           120,000             54,000

---------------

(1) Amounts shown are based on the fiscal year ended December 31, 2005. The total amount of compensation deferred by all trustees of the Fund during the fiscal year ended December 31, 2005, including earnings, was $4,025.

(2) During the fiscal year ended December 31, 2005, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $14,635.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement age.

(4) All current trustees serve as trustees of 19 registered investment companies advised by AIM.

(5) Mr. Dunn and Mr. Lewis retired effective as of March 31, 2006 and December 31, 2005, respectively.

(6) During the fiscal year ended December 31, 2005, the Fund paid $7,608 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Fund. Mr. Frischling is a partner of such firm.

(7) Mr. Stickel was elected as a trustee of the Fund effective October 1, 2005.

                                   EXHIBIT B

                              OFFICERS OF THE FUND

     The following table provides information with respect to the officers of the Fund. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                     PRINCIPAL OCCUPATION(S) DURING PAST
FUND                          OFFICER SINCE                 5 YEARS
-------------------------     -------------   -----------------------------------
Robert H. Graham -- 1946....      2002        Director and Chairman, A I M
  Trustee, President, Vice                    Management Group Inc. (financial
  Chair, and Principal                        services holding company); Director
  Executive Officer                           and Vice Chairman, AMVESCAP PLC;
                                              Chairman, AMVESCAP PLC -- AIM
                                              Division (parent of AIM and a
                                              global investment management firm);
                                              and Trustee, President, Vice Chair,
                                              and Principal Executive Officer of
                                              the AIM Family of Funds.
                                              Formerly, President and Chief
                                              Executive Officer, A I M Management
                                              Group Inc.; Director, Chairman and
                                              President, A I M Advisors, Inc.
                                              (registered investment advisor);
                                              Director and Chairman, A I M
                                              Capital Management, Inc.
                                              (registered investment advisor),
                                              A I M Distributors, Inc.
                                              (registered broker dealer), AIM
                                              Investment Services, Inc.
                                              (registered transfer agent), and
                                              Fund Management Company (registered
                                              broker dealer); and Chief Executive
                                              Officer, AMVESCAP PLC -- Managed
                                              Products.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                     PRINCIPAL OCCUPATION(S) DURING PAST
FUND                          OFFICER SINCE                 5 YEARS
-------------------------     -------------   -----------------------------------
Mark H.                           2003        Director, President and Chief
  Williamson -- 1951........                  Executive Officer, A I M Management
  Trustee and Executive Vice                  Group Inc. (financial services
  President                                   holding company); Director and
                                              President, A I M Advisors, Inc.
                                              (registered investment advisor);
                                              Director, A I M Capital Management,
                                              Inc. and A I M Distributors, Inc.;
                                              Director and Chairman, AIM
                                              Investment Services, Inc.
                                              (registered transfer agent), Fund
                                              Management Company (registered
                                              broker dealer); and INVESCO
                                              Distributors, Inc. (registered
                                              broker dealer); Chief Executive
                                              Officer, AMVESCAP PLC-AIM Division
                                              (parent of AIM and a global
                                              investment management firm.); and
                                              Trustee and Executive Vice
                                              President of the AIM Family of
                                              Funds.

                                              Formerly, Chief Executive Officer,
                                              AMVESCAP PLC -- Managed Products.
                                              Director, Chairman, President and
                                              Chief Executive Officer of INVESCO
                                              Funds Group, Inc.; President and
                                              Chief Executive Officer, INVESCO
                                              Distributors, Inc. (registered
                                              broker dealer); and Chairman A I M
                                              Advisors, Inc.

Russell C. Burk -- 1958.....      2005        Senior Vice President and Senior
  Senior Vice President and                   Officer of the AIM Family of Funds.
  Senior Officer
                                              Formerly: Director of Compliance
                                              and Assistant General Counsel, ICON
                                              Advisers, Inc.; Financial
                                              Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance,
                                              ALPS Mutual Funds, Inc.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                     PRINCIPAL OCCUPATION(S) DURING PAST
FUND                          OFFICER SINCE                 5 YEARS
-------------------------     -------------   -----------------------------------
John M. Zerr -- 1962........      2006        Director, Senior Vice President,
  Senior Vice President,                      Secretary and General Counsel,
  Chief Legal Officer and                     A I M Management Group Inc.
  Secretary (since March 29,                  (financial services holding
  2006)                                       company) and A I M Advisors, Inc.;
                                              Vice President, A I M Capital
                                              Management, Inc., AIM Investment
                                              Services, Inc., and Fund Management
                                              Company; Director and Vice
                                              President, INVESCO Distributors,
                                              Inc.; Senior Vice President, A I M
                                              Distributors, Inc.; and Senior Vice
                                              President, Chief Legal Officer and
                                              Secretary of the AIM Family of
                                              Funds.

                                              Formerly: Chief Operating Officer,
                                              Senior Vice President, General
                                              Counsel, and Secretary, Liberty
                                              Ridge Capital, Inc. (an investment
                                              adviser); Vice President and
                                              Secretary, PBHG Funds (an
                                              investment company); Vice President
                                              and Secretary, PBHG Insurance
                                              Series Fund (an investment
                                              company).

                                              General Counsel and Secretary,
                                              Pilgrim Baxter Value Investors (an
                                              investment adviser); Chief
                                              Operating Officer, General Counsel
                                              and Secretary, Old Mutual
                                              Investment Partners (a broker-
                                              dealer); General Counsel and
                                              Secretary of Old Mutual Fund
                                              Services (an administrator);

                                              General Counsel and Secretary, Old
                                              Mutual Shareholder Services (a
                                              shareholder servicing center
                                              agent); Executive Vice President,
                                              General Counsel and Secretary, Old
                                              Mutual Capital, Inc. (an investment
                                              adviser) and Vice President and
                                              Secretary, Old Mutual Advisor Funds
                                              (an investment company).

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                     PRINCIPAL OCCUPATION(S) DURING PAST
FUND                          OFFICER SINCE                 5 YEARS
-------------------------     -------------   -----------------------------------
Lisa O. Brinkley -- 1959....      2004        Global Compliance Director,
  Vice President                              AMVESCAP, PLC; and Vice President
                                              of the AIM Family of Funds.
                                              Formerly: Senior Vice President and
                                              Compliance Director, Delaware
                                              Investments Family of Funds; Senior
                                              Vice President, A I M Management
                                              Group Inc. (financial services
                                              holding company); Senior Vice
                                              President and Chief Compliance
                                              Officer, A I M Advisors, Inc. and
                                              the AIM Family of Funds; Vice
                                              President and Chief Compliance
                                              Officer, A I M Capital Management,
                                              Inc. and A I M Distributors, Inc.;
                                              and Vice President, AIM Investment
                                              Services, Inc. and Fund Management
                                              Company.
Kevin M. Carome -- 1956.....      2003        Senior Vice President and General
  Vice President                              Counsel, AMVESCAP, PLC; and Vice
                                              President of the AIM Family of
                                              Funds.
                                              Formerly, Senior Vice President and
                                              General Counsel, Liberty Financial
                                              Companies, Inc.; and Senior Vice
                                              President and General Counsel,
                                              Liberty Funds Group, LLC; Vice
                                              President, A I M Distributors,
                                              Inc.; and Director and General
                                              Counsel, Fund Management Company;
                                              Director, Senior Vice President,
                                              Secretary and General Counsel,
                                              A I M Management Group Inc.
                                              (financial services holding
                                              company) and A I M Advisors, Inc.;
                                              Vice President, A I M Capital
                                              Management, Inc., AIM Investment
                                              Services, Inc. and Fund Management
                                              Company; Director and Vice
                                              President, INVESCO Distributors,
                                              Inc.; Senior Vice President, A I M
                                              Distributors, Inc.; and Senior Vice
                                              President, Chief Legal Officer and
                                              Secretary of the AIM Family of
                                              Funds.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                     PRINCIPAL OCCUPATION(S) DURING PAST
FUND                          OFFICER SINCE                 5 YEARS
-------------------------     -------------   -----------------------------------
Sidney M. Dilgren -- 1961...      2004        Vice President and Fund Treasurer,
  Vice President, Treasurer                   A I M Advisors, Inc.; and Vice
  and Principal Financial                     President, Treasurer and Principal
  Officer                                     Financial Officer of the AIM Family
                                              of Funds.
                                              Formerly, Senior Vice President,
                                              AIM Investment Services, Inc. and
                                              Vice President, A I M Distributors,
                                              Inc.
J. Philip                         2005        Senior Vice President and Chief
  Ferguson -- 1945..........                  Investment Officer, A I M Advisors
  Vice President                              Inc.; Director, Chairman, Chief
                                              Executive Officer, President and
                                              Chief Investment Officer, A I M
                                              Capital Management, Inc.; Executive
                                              Vice President, A I M Management
                                              Group Inc.; and Vice President of
                                              the AIM Family of Funds.
                                              Formerly: Senior Vice President,
                                              AIM Private Asset Management, Inc.;
                                              and Chief Equity Officer and Senior
                                              Investment Officer, A I M Capital
                                              Management, Inc.
Karen Dunn Kelley -- 1960...      2002        Director of Cash Management,
  Vice President                              Managing Director and Chief Cash
                                              Management Officer, A I M Capital
                                              Management, Inc.; Director and
                                              President, Fund Management Company;
                                              and Vice President, A I M Advisors,
                                              Inc. and the AIM Family of Funds.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                     PRINCIPAL OCCUPATION(S) DURING PAST
FUND                          OFFICER SINCE                 5 YEARS
-------------------------     -------------   -----------------------------------
Todd L. Spillane -- 1958....      2006        Senior Vice President, A I M
  Chief Compliance Officer                    Management Group, Inc.; Senior Vice
  (since March 29, 2006)                      President and Chief Compliance
                                              Officer, A I M Advisors, Inc.;
                                              Chief Compliance Officer of the AIM
                                              Family of Funds; Vice President and
                                              Chief Compliance Officer, A I M
                                              Capital Management, Inc.; and Vice
                                              President, A I M Distributors,
                                              Inc., AIM Investment Services, Inc.
                                              and Fund Management Company.
                                              Formerly: Global Head of Product
                                              Development, AIG Global Investment
                                              Group, Inc.; Chief Compliance
                                              Officer Deputy General Counsel, AIG
                                              SunAmerica Asset Management; and
                                              Chief Compliance Officer, Chief
                                              Operating Officer and Deputy
                                              General Counsel, American General
                                              Investment Management.

                                   EXHIBIT C

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Fund, the following table sets forth certain information regarding the ownership as of March 24, 2006 of the Common Shares of the Fund by the trustees, nominees, and executive officers of the Fund. As of March 24, 2006, no trustee, nominee or executive officer of the Fund held Preferred Shares.

NAME OF                      NUMBER OF COMMON SHARES
TRUSTEE/NOMINEE/OFFICER       OWNED BENEFICIALLY(1)
-----------------------      -----------------------
Bob R. Baker...............              880
Frank S. Bayley............              -0-
James T. Bunch.............              100
Bruce L. Crockett..........              200
Albert R. Dowden...........              -0-
Edward K. Dunn, Jr.(2) ....              101
Jack M. Fields.............              -0-
Carl Frischling............              610
Robert H. Graham...........            5,040
Prema Mathai-Davis.........              100
Lewis F. Pennock...........              200
Ruth H. Quigley............              100
Larry Soll, Ph.D. .........              100
Raymond Stickel, Jr. ......              -0-
Mark H. Williamson.........              -0-
Russell C. Burk............              -0-
John M. Zerr(3)............              -0-
Lisa O. Brinkley...........              -0-
Kevin M. Carome............              -0-
Sidney M. Dilgren..........              -0-
J. Philip Ferguson.........            4,400
Karen Dunn Kelley..........              -0-
Todd L. Spillane(3)........              -0-

---------------

(1) Represents for each trustee, nominee for trustee and executive officer less than 1% of the outstanding Common Shares of the Fund. As of March 24, 2006, trustees, nominees and executive officers of the Fund beneficially owned in the aggregate 11,831 Common Shares of the Fund representing approximately .03% of the Common Shares.

(2) Mr. Dunn retired as trustee of the Fund effective as of March 31, 2006.

(3) Mr. Zerr and Mr. Spillane were elected as officers of the Fund effective March 29, 2006.

                                   EXHIBIT D

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2005 (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within The AIM Family of Funds--Registered Trademark--:

                                                             AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL
                                                               REGISTERED INVESTMENT
                                                               COMPANIES OVERSEEN BY
                                       DOLLAR RANGE OF          TRUSTEE IN THE AIM
                                     EQUITY SECURITIES IN        FAMILY OF FUNDS
NAME OF TRUSTEE                            THE FUND         --Registered Trademark--(1)(2)
---------------                      --------------------   ------------------------------
INTERESTED TRUSTEES
Robert H. Graham...................  $50,001 -- $100,000             Over $100,000
Mark H. Williamson.................                    0             Over $100,000
INDEPENDENT TRUSTEES
Bob R. Baker.......................   $10,001 -- $50,000             Over $100,000
Frank S. Bayley....................                    0             Over $100,000
James T. Bunch.....................        $1 -- $10,000             Over $100,000
Bruce L. Crockett(1)...............        $1 -- $10,000             Over $100,000(1)
Albert R. Dowden...................                    0             Over $100,000
Jack M. Fields(1)..................                    0             Over $100,000(1)
Carl Frischling(1).................   $10,001 -- $50,000             Over $100,000(1)
Prema Mathai-Davis(1)..............        $1 -- $10,000             Over $100,000(1)
Lewis F. Pennock...................        $1 -- $10,000             Over $100,000
Ruth H. Quigley....................        $1 -- $10,000       $50,001 -- $100,000
Larry Soll, Ph.D.(1)...............        $1 -- $10,000             Over $100,000(1)
Raymond Stickel, Jr. ..............                    0             Over $100,000

---------------

(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(2) Does not include ownership of shares in the Fund because the Fund is not considered to be in the same family of investment companies as the other AIM Funds.

                                   APPENDIX I

                                 CHARTER OF THE
                              AUDIT COMMITTEES OF
                                 THE AIM FUNDS
                           (EFFECTIVE MARCH 27, 2006)

     The Boards of Trustees ("Boards") of the AIM Funds (collectively, the "Funds") have established an Audit Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Audit Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Audit Committees of all Funds.

     1. Membership.

     (a) Each Committee shall have at least three members. Each member of the Committees shall be "financially literate," as such qualification is interpreted by the Boards in their business judgment. In addition, at least one member of the Committees must have accounting or related financial management expertise, as the Funds' Boards interpret such qualification in its business judgment. [Section 303A.07(a) of the NYSE Listing Standards]

     (b) Each member of the Committees shall be free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds. [Sections 303A.07(b) and 303A.02.(a) of the NYSE listing standards]

     (c) Each member of the Committees shall meet the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)). In that regard, no member of any of the Committees shall, other than in his or her capacity as a member of the Committees, the Boards, or any other committees of the Boards, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any subsidiary of the Funds, provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued service). In addition, all of the members of the Committees shall be trustees who (i) are not "interested persons" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") of the Funds, of INVESCO Funds Group, Inc. ("IFG"), or of A I M Advisors, Inc. ("AIM"), and (ii) were not directors, officers or employees of IFG or AIM at any point during the preceding 10 years ("independent trustees"). [Rule 10A-3(b)(1)(iii) promulgated under the Exchange Act, Section 303A.06 of the NYSE Listing Standards, and
Section III.12.B. of the Colorado Assurance of Discontinuance]

     2. Selection of Members. Members of the Committees, as well as the Chair and Vice Chair of the Committees, shall be recommended by the Governance Committees of the Boards, and shall be appointed by a majority of the independent trustees. The Chair and Vice Chair of the Committees must be independent trustees. [Section 12.B. of the Colorado Assurance of Discontinuance]

     3. Chair and Vice Chair. The Committees shall have a Chair and a Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

     4. Purposes.  The purposes of the Committees are:

          (a) to assist the Boards' oversight of the independent auditors' qualifications, independence and performance;

          (b) to appoint independent auditors for the Funds;

          (c) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all audit and permissible non-audit services that are provided to the Funds by their independent auditors;

          (d) to pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities;

          (e) to oversee the financial reporting process for all Funds; [Section 303A.07(c)(i) of the NYSE listing standards]

          (f) to the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in a Fund's annual proxy statement;

          (g) to assist the Boards' oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists;

          (h) to assist the Boards' oversight of the integrity of the Funds' financial statements; and

          (i) to assist the Boards' oversight of the Funds' compliance with legal and regulatory requirements.

     5. Responsibilities. Set forth below are the responsibilities of the Committees.

     (a) Appointment, compensation and oversight of the Funds' independent auditors. The Committees shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditors engaged by the Funds, including resolution of any disagreements between management and the auditor regarding financial reporting. All of the foregoing shall be for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and each such independent auditor must report directly to the Committees. In selecting independent auditors for the Funds, the Committees may consider recommendations made by management. [Section 10A(m)(2) of the Exchange Act, Exchange Act Rule 10A-3(b)(2; and Section 303A.07(c)(iii) of the NYSE listing standards]

     (b) Review of audit plans. The Committees shall review, together with AIM, the audit plans prepared by the independent auditors for the Funds.

     (c) Pre-approval of audit and permissible non-audit services. To the extent required by Section 10A(h) and (i) of the Exchange Act, the Committees must pre-approve all audit and permissible non-audit services that are proposed to be provided to the Funds by their independent auditors before they are provided to the Funds. Such pre-approval shall also include the proposed fees to be charged by the independent auditors for such services. The Committees may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Committees who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act for investment companies whose shares are listed for trading on a national securities exchange. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Committees, solely for informational purposes, at their next scheduled meeting. [Section 10A(h) and (i) of the Exchange Act]

     (d) Pre-approval of certain other non-audit services. To the extent required by Rule 2-01(c)(7)(ii) of Regulation S-X, the Committees must pre-approve non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser and certain affiliated entities that provide ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of any Fund. [Rule 2-01(c)(7)(ii) of Regulation S-X]

     (e) Review of audited financial statements. The Committees shall meet with management and the independent auditors (i) to review and discuss the Funds' audited financial statements contained in annual and other periodic reports to shareholders, and (ii) to determine that the independent auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting and financial reporting policies, procedures and internal controls over financial reporting including the Funds' critical accounting policies and practices. The Committees also shall discuss with management and the independent auditors the clarity, consistency and completeness of the Funds' accounting policies and disclosures. The Committees shall review with the Funds' independent auditors any audit problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or on access to requested information, any significant disagreements with management and, in each case, management's response. The foregoing review may occur before or after the inclusion of the audited financial statements in the annual report of any Fund other than AIM Select Real Estate Income Fund ("ASREIF"), but must occur prior to the inclusion of such audited financial statements in the annual report of ASREIF. In connection with the foregoing, the Committee for ASREIF shall also review ASREIF's specific disclosures under "Management's Discussion of Fund Performance." [Sections 303A.07(c)(iii)(B)and 303A.07(c)(iii)(F) of the NYSE listing standards; Item 7(d)(3)(i) of Regulation 14A, and Item 306 of Regulation S-K]

     (f) Semi-Annual Reports to Shareholders. The Committees shall review the process for preparation and review of the Funds' semi-annual shareholder reports, including any differences in procedures or level of disclosure from that used with respect to annual reports.

     (g) Oversight of independence of independent auditors. The Committees shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are referred to in Item 306(a)(ii) of Regulation S-K, and shall discuss with the independent auditors their independence. The Committees are responsible for taking appropriate action in response to the independent auditors' written disclosures regarding their independence. The Committees shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisors or (iii) any person that controls, is controlled by or is under common control with such advisors and that provides services to the Funds, is compatible with maintaining the independent auditors' independence. The Committees are responsible for satisfying themselves of the independent auditors' independence. [Item 306(a)(ii) of Regulation S-K]

     (h) Recommendation of inclusion of audited financial statements for ASREIF and AIM Floating Rate Fund ("AFRF"). Based upon a review of the items discussed in paragraphs (e) and (g) above, the Committees of ASREIF and AFRF shall recommend to the Board of each such Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders. For AFRF, such recommendation may occur after the annual report has been distributed to shareholders, and take the form of ratification of the inclusion of the audited financial statements in the annual report. [Item 7(d)(3)(i) of Regulation 14A and Item 306 of Regulation S-K]

     (i) Evaluation of independent auditors. The Committees shall, at least annually, obtain and review a report by the independent auditors for each Fund, which report shall describe: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Funds. After reviewing such report, the Committees shall evaluate the auditors' qualifications, performance and independence. The evaluation shall include a review and evaluation of the lead partner of each of the auditors. The Committees shall present to the Boards its conclusions with respect to the auditors. In addition, on an annual basis, the Committees shall obtain and review a report by each Fund's independent auditors regarding the auditors' financial stability. [Section 303A.07(c)(iii)(A) of the NYSE listing standards]

     (j) Review of Disclosure Controls and Procedures. The Committees shall review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR.

     (k) Review of internal controls related to tax matters. The Committees shall review the procedures maintained by the Funds, if any, to: (1) maintain the qualification of the Funds as regulated investment companies under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"); (2) make distributions and/or Federal income tax payments sufficient to meet the minimum distribution requirements of the Code and avoid imposition of excise tax; and (3) identify "qualifying dividends" receiving preferential taxation under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

     (l) Review of officer certifications. The Chair shall receive prompt notice from the Chief Financial Officer of the Funds in the event that certifications by officers of the Funds as to the Funds' financial statements, other financial information or disclosure controls and procedures that are required by applicable law to be included with or in the Funds' periodic reports filed with the SEC are not included or are modified or qualified for any reason.

     (m) Review of internal audit function. To the extent that an internal audit staff exists: (i) the Committees shall review any audit plan prepared by an internal audit staff of a Fund, as well as any other audit functions that such internal staff performs for the Funds; and (ii) such internal staff shall report directly to the Committees on matters relating to the audits of the Funds. The Committees shall also obtain assurances from the internal audit staff that the audit plan of the independent auditors and any audit plans of the internal audit staff are coordinated.

     (n) Review of policies with respect to risk assessment and risk management. The Committees shall be apprised by, and shall discuss with, management, its policies with respect to risk assessment and risk management. Such discussion shall include a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund's major financial risk exposures. [Section 303A.07(c)(iii)(D) of the NYSE listing standards]

     (o) Establishment of procedures regarding questionable accounting or auditing matters and other alleged violations. The Committees shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters ("Accounting Complaints"), (ii) the receipt, retention and treatment of complaints received by the Funds regarding alleged compliance violations or alleged fraudulent or criminal activities with respect to the Funds ("Compliance Complaints") and (iii) the confidential, anonymous submission by employees of the Funds, the Funds' investment advisor and the Funds' principal underwriters of Accounting Complaints and Compliance Complaints. [Section 10A(m)(4) of the Exchange Act, Exchange Act Rule 10A-3(b)(3), and Section 303A.07(c)(iii) of the NYSE listing standards]

     (p) Knowledge of regulatory and accounting changes. Members shall remain informed by the management at AIM and the Funds' independent auditors regarding the Funds' accounting system and controls and are encouraged to use management at AIM, independent auditors and whatever other resources they deem appropriate to remain so informed. The Committees shall keep apprised by management at AIM and the Funds' independent auditors of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

     (q) Additional Responsibilities relating to ASREIF. The Committee of ASREIF shall (i) discuss ASREIF's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, and
(ii) set clear hiring policies for employees or former employees of the independent auditors. [Section 303A.07(c)(iii)(C) and (G) of the NYSE listing standards]

     6. Meetings.

     (a) The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds; provided, however, that the appointment of the independent auditors by the Committees must be conducted at meetings held in person.

     (b) The Committees shall periodically meet separately with management, and separately with the independent auditors. To the extent that an internal audit staff exists (or there are other personnel who are responsible for the internal audit function), the Committees shall meet separately, periodically, with such staff or personnel. [Section 303A.07(c)(iii)(E) of the NYSE listing standards]

     (c) The Committees shall meet as deemed necessary by the Committees with AIM's general counsel, Fund counsel, counsel to the independent trustees of the Funds, and, if applicable, independent counsel or other advisers to the Committees, to be well informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

     7. Votes Required for Action. The Committees shall not take any action in fulfilling their duties hereunder unless such action is approved by a majority of the independent trustees who are members of the Committees. [Paragraph 50.b. of the SEC Cease and Desist Order; Section 12.D. of the Colorado Assurance of Discontinuance]

     8. Ratification of Committees' Actions. A majority of the independent trustees of the Funds' shall ratify the Committees' appointment of independent auditors of the Funds.

     9. Annual Internal Performance Evaluation. Each fiscal year, the Committees shall conduct an internal evaluation of the performance of the Committees. [Section 303A.07(c)(ii) of the NYSE listing standards]

     10. Good Faith Reliance. In performing their duties under this charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds and of AIM, and by the Funds' independent auditors.

     11. Authority. The Committees shall have the authority to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds. [Section 10A(m)(5) of the Exchange Act, Exchange Act Rule 10A-3(b)(4), and Section 303A.07(c)(iii) of the NYSE listing standards,]

     12. Funding.

     (a) The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of (1) compensation to the independent auditors employed by the Funds for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, (2) compensation to any independent counsel or other advisers employed by the Committees and (3) ordinary administrative expenses of the Committees under the authority set forth in this Charter. [Section 10A(m)(6) of the Exchange Act, Exchange Act Rule 10A-3(b)(5), and Section 303A.07(c)(iii) of the NYSE listing standards]

     (b) If the Governance Committees of the Funds are comprised solely of members who are "independent" as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act for investment companies whose shares are listed for trading on a national securities exchange, such Governance Committees, and not the Committees, shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers. In the event the Governance Committees are not so comprised, the Committees shall be responsible for such review and approval.

     13. Minutes and Reports. The Committees shall record minutes of their meetings and shall regularly report all of their activities, findings and recommendations to the independent trustees or the Boards, as applicable. [Section 303A.07(c)(iii)(H) of the NYSE listing standards; Section 12.C. of Colorado Assurance of Discontinuance]

     14. Review of Charter. The Committees shall review this Charter at least annually, and shall recommend any changes to the Boards. This Charter may be amended only by the Boards, with the approval of a majority of the independent trustees.

     15. Maintenance of Charter . Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

                                  APPENDIX II

                                 CHARTER OF THE
                            GOVERNANCE COMMITTEES OF
                                 THE AIM FUNDS
                         (EFFECTIVE DECEMBER 21, 2005)

     The Boards of Trustees ("Boards") of the AIM Funds (collectively, the "Funds") have established a Governance Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Governance Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Governance Committees of all Funds.

     1. Membership.

     (a) Each member of the Committees shall be a trustee of the Funds who is:
(i) an "Independent Trustee"; and (ii) an "Exchange Act Independent Trustee".

     (b) An "Independent Trustee" is a trustee who is neither (i) a person who was a director, officer or employee of INVESCO Funds Group, Inc. ("IFG") or A I M Advisors, Inc. ("AIM") at any point during the preceding 10 years, nor
(ii) an "interested person" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"), of the Funds or of IFG or of AIM. [Section 12.B. of the Colorado Assurance of Discontinuance]

     (c) An "Exchange Act Independent Trustee" is a trustee who meets the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)).

     2. Chair and Vice Chair. The Committees shall have a Chair and Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

     3. Responsibilities. Set forth below are the responsibilities of the Committees.

     (a) Nomination of Trustees. The Committees shall be responsible for nominating persons who would qualify as Independent Trustees or Exchange Act Independent Trustees, or who would not be "interested persons" of the Funds ("Qualified Candidates") for election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees. The Committees shall also be responsible for nominating individuals who are Qualified Candidates for appointment by the Boards as trustees of the Funds in connection with filling vacancies that arise in between meetings of shareholders. Vacancies may arise either because of the death, retirement or resignation of a trustee (provided the Boards do not reduce the size of the Boards), or because of an increase in the size of the Boards. The Boards shall nominate persons who do not qualify as Qualified Candidates for election or appointment as trustees.

     (b) Evaluation of Potential Nominees. The Committees shall consider a number of factors in their evaluation of potential nominees. Consistent with the 1940 Act, the Committees can consider recommendations from management in its evaluation process. In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committees shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person's ability to serve as an Independent Trustee. Evaluation by the Committees of a person as a potential nominee to serve as a trustee, including a person nominated by a shareholder, should result in the following findings by the
Committees:

          (1) that, if such nominee is elected or appointed, at least 75% of the trustees will be Independent Trustees; [Paragraph 50.a.i. and 50.a.ii. of the SEC order; Section I.D.2. and I.D.4 of the NYAG Assurance of Discontinuance; Section III.A.i. and III.A.ii of the Colorado Assurance of Discontinuance]

          (2) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds;

          (3) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee;

          (4) with respect to any potential nominee who will serve as a member of the Audit Committees of the Funds, that the person: (i) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (ii) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (iii) is an Exchange Act Independent Trustee;

          (5) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

          (6) that the person is of good character and high integrity; and

          (7) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards.

The Committees may rely upon the counsel and advice of Independent Legal Counsel in making the determinations set forth in (1), (2), and (4) above.

     c. Nominees Recommended by Shareholders. The Committees shall consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Committees shall make the final determination of persons to be nominated. For each Fund, the procedures to be followed by shareholders in submitting such recommendations are set forth in the Fund's Bylaws.

     d. Recommendations as to Size of Boards. The Committees shall review from time to time the size of the Boards, and shall recommend to the Boards whether the size of the Boards shall be increased or decreased.

     e. Chair of the Boards. The Committees shall nominate the Chair of the Boards of the Funds. In considering the qualifications of such Chair, consistent with the Settlement Orders, the Committees shall not nominate for Chair any person who (i) is not an Independent Trustee; or (ii) who has an Impermissible Relationship with the Funds. An Impermissible Relationship exists if the Chair
(i) is not in all respects independent of AIM and its affiliates and (ii) has had a prior relationship (other than a purely social relationship), at any time, with AIM, its present or former affiliates, directors, officers, employees or agents acting in their capacity as such agents or with any Fund (other than to have been a trustee of the Fund. The Committees may rely upon the counsel and advice of Independent Legal Counsel in making the determinations set forth in this paragraph. [Paragraph 50.a.ii. of the SEC Order; Section I.D.2. of the NYAG Assurance of Discontinuance; Section III.12.A.ii. of the Colorado Assurance of Discontinuance]

     f. Monitoring Governance Undertakings in Settlement Orders Pertaining to Trustee Qualifications.

          (1) The Committees shall monitor the composition of the Boards and each committee of the Boards, and shall monitor the qualifications of all trustees, to ensure that the governance undertakings in the Settlement Orders pertaining to trustee qualifications are satisfied, including the requirements that at least 75% of the trustees of the Funds are Independent Trustees, and that the Chair of the Funds is a Qualified Independent Trustee, and does not have any Impermissible Relationship. The Committees may rely upon the counsel and advice of Independent Legal Counsel in fulfilling the duties set forth in this paragraph. [Paragraphs 50.a.i. and 50.a.ii. of the SEC Order; Sectons I.D.2 and I.D.4. of the NYAG Assurance of Discontinuance; Sections III.12.A.i. and III.12.A.ii. of the Colorado Assurance of Discontinuance]

          (2) If at any time (i) less than 75% of the trustees are Independent Trustees, or (ii) the Chair has an Impermissible Relationship or is not an Independent Trustee, the Committees shall, as promptly as practicable, and in any event within 120 days (180 days to satisfy (i) above if a shareholder vote is necessary), take such action as is necessary so that
     (i) a minimum of 75% of the trustees are Independent Trustees, and (ii) the Chair has no Impermissible Relationship and is an Independent Trustee. [Paragraph 50.a.i. of the SEC Order; Sections I.D.2 and I.D.4. of the NYAG Assurance of Discontinuance; Section III.12.A.i. of the Colorado Assurance of Discontinuance]

     g. Additional Requirements. As long as any Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7),
Rule 17e-1, Rule 17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a majority of the trustees of the Fund shall be Independent Trustees, (ii) the selection and nomination of any other Independent Trustees shall be committed to the discretion of the existing Independent Trustees, and (iii) any person who acts as legal counsel to the Independent Trustees shall be "independent legal counsel," as defined in the 1940 Act.

     h. Recommendation of Committee Members. The Committees shall periodically review the membership of each committee of the Boards. The Committees shall from time to time recommend persons to serve as members of each committee of the Boards (other than the Compliance Committees), as well as persons who shall serve as the chair and vice chair of each such committee. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under "Evaluation of Potential Nominees," to the extent that such factors are applicable or relevant. Other than members of the Compliance Committees, all members of each of the committees shall be appointed by a majority of the trustees of the Funds. An individual may be recommended to serve on more than one committee of a Board.

     i. Review of Compensation. At least annually, the Committees shall review and recommend the amount of compensation payable to the Independent Trustees of the Funds and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and the time required to perform these duties. The Committees shall also make recommendations to the Boards regarding matters related to compensation including deferred compensation plans and retirement plans for the Independent Trustees, and shall monitor any and all such retirement plans and deferred compensation plans.

     j. Recommendation as to Share Ownership. The Committees recommend that each trustee of the Funds beneficially own, on an aggregate basis, a minimum dollar amount of shares of the Funds. The recommended minimum dollar amount shall be $100,000 or the lowest dollar amount in the highest dollar range set forth from time to time in Item 13(b)(4) of Form N-1A and/or Item 22(b)(5) of
Schedule 14A, if the lowest dollar amount in the highest dollar range set forth in such Items is greater than $100,000. For purposes of this recommendation, (i) shares of the Funds beneficially owned by the trustees shall include, for those trustees who have executed a Deferred Compensation Agreement with respect to the Funds, shares of the Funds in which the deferral accounts of such trustees are deemed to be invested under such Deferred Compensation Agreements, and (ii) shares of the Funds beneficially owned by the trustees shall not include shares of AIM Select Real Estate Income Fund that are beneficially owned by the trustees.

     k. Coordination of Shareholder Meetings. The Committees shall coordinate with the Boards holding meetings of shareholders to elect trustees commencing in 2008 and every fifth calendar year thereafter;

[Paragraph 50.c. of the SEC Order; Section III.12.E. of the Colorado Assurance of Discontinuance]

     l. Self-Evaluation Function. The Committees shall consider, oversee and implement a periodic self-evaluation of the Boards and all committees of the Boards. The Committees shall review such self-evaluation and shall recommend to the Boards such changes, if any, to the Boards and committees as they determine are desirable, based upon such self-evaluation.

     m. Requirement for and Selection of Independent Legal Counsel. Any legal counsel to the Independent Trustees must be "independent legal counsel" as such term is defined in Rule 0-1 under the 1940 Act ("Independent Legal Counsel"). The Committees shall consider and oversee the selection of Independent Legal Counsel to the Independent Trustees, and shall recommend such selection to the Boards. In making such selection and recommendation, the Committees will examine and monitor such legal counsel's client relationships, in accordance with any applicable rules promulgated by the SEC, in order to ascertain continued independence. The Committees shall also review and approve the compensation paid to Independent Legal Counsel. [Paragraph 50.a.iii. of the SEC Order; Section III.12.A.iii of the Colorado Assurance of Discontinuance]

     n. Review of Boards Committee Expenses.

          (1) Provided that the Committees are comprised solely of Independent Trustees, and that each member of the Committees is an Exchange Act Independent Trustee, the Committees shall review and approve the compensation paid to Independent Legal Counsel and other advisers, if any, to the Audit Committees of the Boards.

          (2) The Committees shall review and approve the compensation paid to counsel and other advisers, if any, to the committees of the Boards other than the Audit Committees.

     o. Operations of the Boards. The Committees shall review as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Boards, and shall recommend to the Boards such changes in this regard, if any, as they determine are desirable.

     4. Attendance at Shareholder Meetings. The Funds' policy with regard to trustee attendance at meetings of shareholders, if any, is that trustees are encouraged but not required to attend such annual meetings. Of the Funds, only AIM Select Real Estate Income Fund holds annual meetings of shareholders.

     5. Meetings. The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

     6. Votes Required for Action. The Committees shall not take any action in fulfilling their duties hereunder unless such action is approved by a majority of the Independent Trustees who are members of the Committees. [Paragraph 50.b. of the SEC Order; Section III.12.D. of the Colorado Assurance of Discontinuance]

     7. Good Faith Reliance. In performing their duties under this Charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds, AIM, affiliates of AIM and the Funds' service providers.

     8. Authority. The Committees shall have the authority to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds.

     9. Funding. The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of
(i) compensation to any Independent Legal Counsel or other advisers employed by the Committees and (ii) ordinary administrative expenses of the Committees under the authority set forth in this Charter.

     10. Minutes and Reports. The Committees shall record minutes of their meetings and shall regularly report all of their activities, findings and recommendations to the Independent Trustees or the Boards, as applicable. [Section III.12.C. of the Colorado Assurance of Discontinuance]

     11. Review of Charter. The Committees shall review this Charter at least annually, and shall recommend any changes to the Boards. This Charter may be amended only by the Boards, with the approval of a majority of the Independent Trustees.

     12. Maintenance of Charter. Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

                                  APPENDIX III

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                            POLICIES AND PROCEDURES
                     AS ADOPTED BY THE AUDIT COMMITTEES OF
                          THE AIM FUNDS (THE "FUNDS")
                        LAST AMENDED SEPTEMBER 13, 2005

I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/ Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

     The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general
                                      III-1
pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.  DELEGATION

     The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.  AUDIT SERVICES

     The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  NON-AUDIT SERVICES

     The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

                                      III-2

     The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

  TAX SERVICES

     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

     No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

  ALL OTHER AUDITOR SERVICES

     The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

                                      III-3

V.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

     Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.  PROCEDURES

     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

     Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit

                                      III-4

Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

     The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

                                      III-5

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

     CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     - Management functions

     - Human resources

     - Broker-dealer, investment adviser, or investment banking services

     - Legal services

     - Expert services unrelated to the audit

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

                                      III-6

999 999 999 999 9    <--

                                                                        PROXY SOLICIATED BY THE BOARD OF TRUSTEES
AIM SELECT REAL ESTATE INCOME FUND ("FUND")                             PROXY  FOR ANNUAL MEETING OF SHAREHOLDERS
(AUCTION RATE PREFERRED SHARES)                                                            TO BE HELD MAY 9, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney Dilgren, and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Annual Meeting of Shareholders on May 9, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.




                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                Dated                                       2006
                                      -------------------------------------

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s) (if held jointly) (Sign in the box)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

[X]            Please mark
               votes as in
               this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

EACH PROPOSAL HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS VOTING "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. Election of Trustees

                                                                                                         FOR       AGAINST   ABSTAIN
NOMINEES:     (1)  Bob R. Baker           2. Ratification of the Audit Committee's appointment of        [ ]         [ ]       [ ]
              (2)  Frank S. Bayley           PricewaterhouseCoopers LLP as Independent Registered
              (3)  Prema Mathai-Davis        Public Accountants.
              (4)  Lewis F. Pennock
              (5)  Larry Soll

        FOR           -----------             -----------      WITHHOLD
        ALL                                                    FROM ALL
      NOMINEES                                                 NOMINEES
                      -----------             -----------


        FOR           -----------
        ALL
       EXCEPT
                      -----------       ----------------------------------------

NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the space provided.


PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY AIM SELECT REAL ESTATE INCOME FUND ("FUND") PROXY               PROXY SOLICITED BY THE BOARD OF TRUSTEES
(COMMON SHARES)                                                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                                                                        TO BE HELD MAY 9, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Annual Meeting of Shareholders on May 9, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

The shares represented by this proxy will be voted in accordance with the specifications made on the reverse side.

                 Please vote, sign and date this proxy card and
                      return it in the enclosed envelope.

[X]   Please mark
      votes as in
      this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

EACH PROPOSAL HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS VOTING "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.


1. ELECTION OF TRUSTEES:

                                                                                                    FOR       AGAINST   ABSTAIN
Nominees:      (1)  Bob R. Baker             2. Ratification of the Audit Committee's               [ ]         [ ]       [ ]
               (2)  Frank S. Bayley             appointment of PricewaterhouseCoopers
               (3)  Prema Mathai-Davis          LLP as Independent Registered Public
               (4)  Lewis F. Pennock            Accountants.
               (5)  Larry Soll

        FOR          -----------                  ---------  WITHHOLD
        ALL                                                  FROM ALL
      NOMINEES                                               NOMINEES
                     -----------                  ---------


        FOR          -----------
        ALL
       EXCEPT
                     -----------        ----------------------------------------

NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the space provided.



PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD.
All joint owners should sign. When signing as executor, administrator, attorney, trustees or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.


Signature1:                                       Date:
          ---------------------------------------     ------------------
 Signature2:                                      Date:
          ---------------------------------------     ------------------